QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Park Place Entertainment Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PARK PLACE ENTERTAINMENT CORPORATION
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 10, 2003

I cordially invite you to attend a Special Meeting of Stockholders of Park Place Entertainment Corporation (the "Company" or "Park Place").

Place:	Caesars Palace 3570 Las Vegas Boulevard, South Las Vegas, Nevada 89109 702-731-7110
Time:	September 10, 2003 8:00 a.m. (local time)
Items of Business:	• To amend the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to Caesars Entertainment, Inc.; and
• To conduct any other business that properly comes before the meeting.
Record Date:	You can vote if you are a stockholder of record as of the close of business on July 24, 2003.
Stockholder List:
A list of stockholders eligible to vote at the Special Meeting of Stockholders will be available for inspection at the special meeting, and at least ten days prior to the special meeting, at the location of the meeting and at the executive offices of the Company at 3930 Howard Hughes Parkway, Las Vegas, Nevada, 89109 during regular business hours.
Proxy Voting:
Your vote is important. Whether you plan to attend the special meeting or not, please complete, date, and sign the accompanying proxy card as soon as possible and return it in the envelope provided, or use our 24-hour a day telephone or Internet voting options.

Sincerely, By Order of the Board of Directors:

Bernard E. DeLury, Jr. Secretary Park Place Entertainment Corporation
July , 2003 Las Vegas, Nevada

PROXY STATEMENT

PARK PLACE ENTERTAINMENT CORPORATION
3930 HOWARD HUGHES PARKWAY
LAS VEGAS, NEVADA 89109
(702) 699-5000

        This Proxy Statement is solicited by the Board of Directors of Park Place Entertainment Corporation (the "Company" or "Park Place") and is being furnished to the stockholders of Park Place in connection with a special meeting of stockholders to be held at Caesars Palace, 3570 Las Vegas Boulevard, South, Las Vegas, Nevada 89109 on September 10, 2003, at 8:00 a.m. (local time), and at any adjournments of that meeting. We commenced mailing this proxy statement and the enclosed proxy card to stockholders on or about July 30, 2003. Park Place paid the cost of preparing and mailing this proxy statement and proxy card to its stockholders.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

What am I being asked to vote on?

        You will be asked to consider and vote upon a proposal to approve the amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to Caesars Entertainment, Inc.

What constitutes a quorum for purposes of voting?

        A majority of the outstanding shares of common stock, represented either in person or by proxy at the meeting, will constitute a quorum for the transaction of business. As of the record date on July 24, 2003, there were                    shares of common stock outstanding, which constitutes all of the outstanding voting securities of Park Place.

        Abstentions and broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are included in determining the presence of a quorum.

How many votes are needed to approve this proposal?

        The proposal to amend the Company's Amended and Restated Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of common stock. Abstentions and broker non-votes (if any) will have the effect of a vote against the matter being considered.

        For any other business that properly comes before the meeting, the affirmative vote of a majority of the shares present in person or by proxy as required. Abstentions and broker non-votes (if any) will have the effect of a vote against the matter being considered.

        Broker Voting:    Under the rules of the New York Stock Exchange, the approval of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation is considered to be a "routine" matter upon which a brokerage firm that holds your shares in its name may vote on your behalf, if you have not furnished the firm voting instructions within a specified period prior to the special meeting.

How many votes do I have?

        Each share of Park Place common stock that you own entitles you to one vote. The proxy card shows the number of shares that you owned as of the record date for voting, which was July 24, 2003.

How does the Board of Directors recommend I vote on the proposal?

        The Board of Directors unanimously recommends a vote FOR the proposal to amend the Company's Amended and Restated Certificate of Incorporation to change the Company's name to Caesars Entertainment, Inc. If you do not make a specific selection, your proxy will vote your shares, as recommended by the current Board of Directors, FOR the approval to amend the Company's Amended and Restated Certificate of Incorporation to change the Company's name to Caesars Entertainment, Inc.

How do I vote?

        You may vote by proxy card, by telephone, by Internet, or you may vote in person at the special meeting. We encourage you to vote in advance by proxy, telephone, or Internet—even if you plan to attend the meeting.

        By Proxy:    To vote by proxy card, you should complete, sign and date the enclosed proxy card and return it promptly in the enclosed pre-addressed, postage pre-paid envelope. One of the individuals named on your proxy card (your "proxy") will vote your shares as you direct on your proxy card.

        By Telephone:    We have established a toll-free telephone number which is printed on your proxy card. You can use any touch-tone telephone to vote 24 hours a day, 7 days a week. The instructions in the message will ask you to enter our 3-digit Company Number and your personal 7-digit Control Number, both of which are printed on your proxy card.

        By Internet:    We have established a secure web site where you can also vote 24 hours a day, 7 days a week. The web site address is listed on your proxy card. The web site will ask you to enter our 3-digit Company Number and your personal 7-digit Control Number, both of which are printed on your proxy card. The web site will identify how many shares you are entitled to vote and create a ballot for you to vote and send by electronic mail to us.

Can I revoke my proxy after I have sent it in?

        Yes. You may revoke your vote at any time before the proxy is exercised in the following ways:

  •
  You may attend and vote in person at the meeting, which automatically revokes any previously received vote from you; or

  •
  You may send in a later-dated proxy card, or vote again by mail or Internet. This will automatically revoke your earlier vote; or

  •
  You may notify the Secretary of the Company that you wish to revoke your previously mailed proxy card, your telephone or your Internet vote. This must be done in writing and sent to his attention at this address:

Bernard E. DeLury, Jr., Secretary Park Place Entertainment Corporation 3930 Howard Hughes Parkway Las Vegas, Nevada 89109

What if my shares are held in the name of my broker, bank, or another institution?

        You may vote now by mailing in the enclosed proxy card, or by using our telephone or Internet voting. If you want to vote in person at the special meeting, you need to get a "legal proxy" authorizing you as beneficial owner to vote the shares held by the institution.

What if I own shares through Park Place's Employee Stock Purchase Plan?

        If you are a Park Place employee participating in Park Place's Stock Purchase Plan, you may be receiving this proxy material because of shares held for you in that plan. In that case, you may use the enclosed proxy card, telephone, or Internet proxy to direct the plan trustees how to vote your shares. They are required to vote in accordance with your instructions. The trustees will vote all shares held in the plan. They will vote any shares for which they do not receive instructions in the same proportion as they vote the shares for which they do receive instructions.

PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
TO CHANGE THE COMPANY'S NAME

Proposal

        The Board of Directors has concluded that it is advisable for the Company to amend its Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to change the Company's name to Caesars Entertainment, Inc. The Board recommends that the stockholders approve and adopt the amendment at the Special Meeting. If the amendment is approved, Article I of the Certificate of Incorporation will be amended to read in its entirety:

    "The name of the corporation (which is hereinafter referred to as the "Corporation") is Caesars Entertainment, Inc."

Reasons

        The Board of Directors believes the proposed name will better describe the Company as it has evolved from its creation in December 1998. The Company has performed research, which confirmed that for casino entertainment the name Caesars has the best consumer recognition. The Company believes that the proposed name would enhance the Company's recognition and reputation as an industry leader by leveraging the awareness and equity of the best-known casino brand. The name will leverage the significant marketing efforts that have been undertaken on behalf of the Caesars casino resorts and should also provide a better understanding of the Company's mission and strategic vision of leadership and commitment to quality and breadth of our casino resorts. Lastly, the Board believes it is appropriate for the Company to be identified with its premier casino entertainment brand, while at the same time providing an identifier for all of its casino properties. If the stockholders approve the proposed amendment, the Company intends to change its trading symbol on the New York Stock Exchange from "PPE" to "CZR."

        The Board has unanimously adopted resolutions setting forth the proposed amendment to the Certificate of Incorporation, declaring its advisability and directing that the proposed amendment be submitted to stockholders for their approval at the Special Meeting. If adopted by the stockholders, the amendment will become effective upon filing of an appropriate amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company currently expects will occur on or about January 5, 2004.

        The Board of Directors unanimously recommends a vote FOR approval of the proposed amendment to the Company's Certificate of Incorporation to change the Company's name to Caesars Entertainment, Inc.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        Certain information contained in this proxy statement that does not relate to historical information may be deemed to constitute forward-looking statements. The phrase "intends to" identifies a "forward-looking statement" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Because "forward-looking statements" are subject to risks and uncertainties, what actually happens may differ materially from what the Company expects to happen. Stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The table below shows the beneficial ownership of Park Place common stock as of July 24, 2003, for: (1) each director; (2) executive officers, including (i) Park Place's Chief Executive Officer, who is also a director and (ii) each of Park Place's other two most highly compensated executive officers, who, together with the Chief Executive Officer, constituted the only persons who were serving as executive officers at such date; and (3) the directors and executive officers as a group. The "Options Exercisable" column includes only options exercisable within sixty days after July 24, 2003. There were                        shares of common stock outstanding on July 24, 2003, not including treasury stock. The address for each director and executive officer is 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

Name	Shares Beneficially Owned	Options Exercisable	Total	Approx. %
William Barron Hilton	22,933,230(1)	42,000	22,975,230	7.6%
A. Steven Crown	3,679,500(2)	46,000	3,725,500	1.2%
Stephen F. Bollenbach	290,000	2,000,000	2,290,000	*
Wallace R. Barr	29,401	604,000	633,401	*
Clive S. Cummis	12,600	400,000	412,600	*
Gilbert L. Shelton	20,000(3)	42,000	62,000	*
Eric M. Hilton	9,400	42,000	51,400	*
Barbara Coleman	3,200	42,000	45,200	*
Peter G. Ernaut	200	40,000	40,200	*
Harry C. Hagerty, III	0	100,000	100,000	*
Bernard E. DeLury, Jr.	1,717	33,750	35,467	*
Directors and executive officers as a group(4)	26,979,248	3,391,750	30,370,998	9.9%

*
Less than 1% of issued and outstanding shares of Park Place common stock.

(1)
Includes 16,216,584 shares owned by The William Barron Hilton Trust and 6,716,646 shares owned by The William Barron Hilton Family Trust.

(2)
Includes 5,000 shares beneficially owned by Mr. Crown's spouse. Mr. Crown is a partner of the Crown Fund, which owns 239,888 shares. He is a director and officer of The Arie and Ida Crown Memorial, a not-for-profit corporation which owns 894,272 shares. Pines Trailer Limited Partnership owns 600,000 shares. Mr. Crown is a director, officer and shareholder of a corporation which is a partner in Pines Trailer Limited Partnership, and Mr. Crown is a partner in a partnership which is a partner in Pines Trailer Limited Partnership. Areljay, L.P. owns 1,935,340 shares. Mr. Crown is a director, officer, and shareholder of a corporation which is a partner in Areljay, L.P., and Mr. Crown is a beneficiary under a trust which is a partner in Areljay, L.P. Mr. Crown disclaims beneficial ownership of the shares held by The Crown Fund, The Arie and

  Ida Crown Memorial, Pines Trailer Limited Partnership and Areljay, L.P., except to the extent of his beneficial interest therein.

(3)
Includes 20,000 shares owned jointly by Mr. Shelton and his spouse, Dr. Judy Shelton, over which shares Mr. Shelton shares voting and investment powers.

(4)
These shares do not include the Rights granted pursuant to Park Place's Supplemental Retention Plan. The Rights settle for common stock on a one-for-one basis upon the participant's retirement, with limited distribution available during employment. The Rights vest 20 percent on the first and second anniversaries of the grant date and 30 percent on the third and fourth anniversaries of the grant date.

PRINCIPAL STOCKHOLDERS

        The table below shows the amount of Park Place common stock owned by each person who, in addition to the directors previously listed, to our knowledge beneficially owned 5 percent or more of our outstanding common stock on July 24, 2003.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Wallace R. Weitz & Company One Pacific Place, Suite 600 1125 South 103rd Street Omaha, Nebraska 68124	38,719,500(1)	12.8%
Ariel Capital Management, Inc. 200 East Randolph Drive, Suite 2900 Chicago, Illinois 60601	17,790,515(2)	5.9%
FMR Corp. 82 Devonshire Street Boston, MA 02109	15,452,600(3)	5.1%
Conrad N. Hilton Fund 100 West Liberty Street Reno, Nevada 89501	16,498,736(4)	5.4%

(1)
This information is based upon Schedule 13F-HR filed with the Securities and Exchange Commission on May 13, 2003.

(2)
This information is based upon Schedule 13G filed with the Securities and Exchange Commission on April 9, 2003.

(3)
This information is based upon Schedule 13F-HR filed with the Securities and Exchange Commission on May 15, 2003.

(4)
This information is based upon a Schedule 13-G filed with the Securities and Exchange Commission on January 11, 1999. William Barron Hilton and Eric M. Hilton are two of the eleven directors of the Conrad N. Hilton Fund, a non-profit organization that funds the charitable activities of the Conrad N. Hilton Foundation, a non-profit organization. Mr. Barron Hilton and Mr. Eric Hilton disclaim beneficial ownership of the shares owned by the Fund.

SUBMISSION OF STOCKHOLDER PROPOSALS

        Any stockholder intending to submit a proposal for inclusion in the proxy statement for the 2004 annual meeting must meet the eligibility and other criteria required under Rule 14a-8 of the Securities Exchange Act of 1934, as amended. The proposal must be in writing and delivered to the Company's Secretary, Bernard E. DeLury, Jr., no later than December 22, 2003 in order to be considered timely. Written notice of stockholder proposals (other than proposals for inclusion in the proxy) for consideration at the 2004 annual meeting must be received by the Company's Secretary between February 20, 2004 and March 12, 2004. The 2004 annual meeting is tentatively scheduled to be held on or about May 21, 2004.

OTHER BUSINESS

        The Board of Directors knows of no other business which will be presented for action by the stockholders at this special meeting. However, if any business other than that set forth in the Notice and this proxy statement should be presented at the special meeting, the proxies named on the enclosed proxy card will use their discretion to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors:

Bernard E. DeLury, Jr., Secretary

Park Place Entertainment Corporation 3930 Howard Hughes Parkway Las Vegas, Nevada 89109	Proxy Card and Voting Instructions

This Proxy is Solicited by the Board of Directors

By signing and returning this proxy, you appoint Wesley D. Allison and Mark A. Clayton, and each of them, with full power of substitution, to vote your shares at the Special Meeting of Stockholders to be held on September 10, 2003, at 8:00 a.m. (local time) (or any adjournments thereof) at the following location:

Caesars Palace
3570 Las Vegas Boulevard, South
Las Vegas, Nevada 89109

See reverse for voting instructions

There are three quick and easy ways to vote your proxy:	Company # Control #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE	TOLL FREE—1-800-240-6326
    •
    Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on September 9, 2003.

    •
    You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

    •
    Follow the simple instructions the voice provides you.

VOTE BY INTERNET	http://www.eproxy.com/ppe/
    •
    Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 9, 2003.

    •
    You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL
    •
    Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Park Place Entertainment Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873

If you vote by Phone or Internet, please do not mail your Proxy Card

\/    Please detach here    \/

The Board of Directors Unanimously Recommends a Vote FOR the Proposal.

To amend the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to Caesars Entertainment, Inc.		☐	FOR	☐	AGAINST	☐	ABSTAIN

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. THE NAMED PROXIES, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.
Address Change? Mark Box ☐	Indicate Changes below:	Date

Signature(s) in Box
Please sign exactly as your name appears on this proxy. If shares are held in joint tenancy, all joint tenants must sign. Trustees, administrators, etc. must include title and authority. Corporations must provide full name of corporation and title of authorized officer signing.

QuickLinks

SCHEDULE 14A INFORMATION
PARK PLACE ENTERTAINMENT CORPORATION NOTICE OF SPECIAL MEETING OF STOCKHOLDERS SEPTEMBER 10, 2003
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING
PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
PRINCIPAL STOCKHOLDERS
SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER BUSINESS